                                                                   EXHIBIT 10.54

                               Amendment No. 1 to
                  Third Restated Registration Rights Agreement

     Amendment No. 1 to Third Restated Registration Rights Agreement (this "Amendment No. 1") dated as of June 29, 2001 amends that certain Third Restated Registration Rights Agreement dated as of May 22, 2001 by and among Lionbridge Technologies, Inc., a Delaware corporation (the "Company"), and each of the other parties listed on Schedule A thereto, Capital Resource Lenders III, L.P., CRP Investment Partners III, LLC, Morgan Stanley Venture Capital Fund II Annex, L.P., Morgan Stanley Venture Investors Annex, L.P., and each of the affiliates of both INT'L.com, Inc. and Harvard Translations, Inc. listed on Schedule B thereto (collectively, the "Investors").

     WHEREAS, the Company proposes to issue, and Capital Resource Partners IV, L.P. ("CR IV") proposes to purchase, up to $5,000,000 principal amount of promissory notes and warrants (the "Bridge Warrants") to purchase common stock of the Company;

     WHEREAS, pursuant to and in accordance with Section 4.3 of the Third Restated Registration Rights Agreement, the Company and the Investors desire to amend the Third Restated Registration Rights Agreement to reflect the issuance of the Bridge Warrants to CRP IV and to add CRP IV as a party to the Third Restated Registration Rights Agreement; and

     NOW, THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

     1. Amendment of Section 1.1.

        (a) The definition of "Registrable Shares" at Section 1.1 of the Third Restated Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

        ""Registrable Shares" means (i) the shares of Common Stock issued to the Prior Investors upon conversion of the shares of Series C Convertible Preferred Stock, $.01 par value per share, of the Company issued to the Prior Investors upon conversion of the shares of Series A Convertible Preferred Stock, $.01 par value per share, and Series D Nonvoting Convertible Preferred Stock, $.01 par value per share, issued to the Prior Investors in exchange for the shares of Series A Preferred of Lionbridge America held by such Prior Investors, (ii) any other shares of Common Stock of the Company issued in respect of the Series A Preferred (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events), (iii) any shares of Common Stock issued or issuable to CRL, CRP IV and Morgan Stanley upon exercise of the Warrants,
(vi) the shares of Common Stock issued to the INT'L.com Affiliates under the terms of the Merger Agreements and (v) any other shares of Common Stock held by the Prior Investors; provided, that for all purposes of this Agreement, Registrable Shares shall not include shares of Common Stock which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) have been sold pursuant to Rule 144 under the Securities Act or (c) are eligible for sale under Rules 144(k), 145(d)(2) or 145(d)(3) under the Securities Act."

        (b) The definition of "Stockholders" at Section 1.1 of the Third Restated Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

        ""Stockholders" means the Prior Investors, CRL, CRP IV, Morgan Stanley and the INT'L.com Affiliates."

        (c) The definition of "Warrants" at Section 1.1 of the Third Restated Registration Rights

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Agreement is hereby amended and restated in its entirety to read as follows:

        ""Warrants" shall mean the (i) Common Stock Purchase Warrants to purchase Common Stock issued to CRL pursuant to the First Amended and Restated Senior Subordinated Note and Warrant Purchase Agreement dated as of February 26, 1999, (ii) Common Stock Purchase Warrants issued to Morgan Stanley pursuant to the Senior Subordinated Senior Note and Warrant Purchase Agreement dated March 9, 1999 and (iii) Common Stock Purchase Warrants to purchase Common Stock issued to CRP IV pursuant to the Note and Warrant Purchase Agreement dated as of June 29, 2001."

     2. Amendment of Section 2.12. Section 2.12 of the Third Restated Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

        "2.12 Termination. The provisions of this Section 2 shall terminate on the earlier to occur of (i) August 20, 2004; (ii) such time as a Prior Investor, CRL, CRP IV, Morgan Stanley or an INT'L.com Affiliate remains an "affiliate" of the Company pursuant to Rule 144 and can sell all of his remaining Registrable Shares under Rules 144 or 145 within any three (3) month period; or (iii) such time as a Prior Investor, CRL, CRP IV, Morgan Stanley or an INT'L.com Affiliate ceases to be an affiliate of the Company pursuant to Rule 144 and all of the Prior Investor's, CRL's, CRP IV's, Morgan Stanley's or the INT'L.com Affiliate's Registrable Shares may be sold pursuant to Rules 144(k) or 145(d)(2) or (3)."

     3. Addition of CRP IV. CRP IV hereby agrees that, upon execution of this Amendment No. 1, CRP IV shall become a party to the Third Restated Registration Rights Agreement and shall be fully bound by, and subject to, all the covenants, terms and conditions of the Third Restated Registration Rights Agreement as though an original party thereto; and the Company and the Investors hereby agree that the shares of common stock issuable upon exercise of the Bridge Warrants shall be "Registrable Shares" for all purposes of the Third Restated Registration Rights Agreement.

     4. Counterparts. This Amendment No. 1 may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                     - 3 -

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written.

                   THE COMPANY:

                   LIONBRIDGE TECHNOLOGIES, INC.


                   By: _________________________________________________________
                       Rory J. Cowan
                       Chief Executive Officer & President

                   CRP IV:

                   CAPITAL RESOURCE PARTNERS IV, L.P.

                   By: CRP Partners IV, L.C., its General Partner

                   By: ____________________________________________________
                       Member



                   INVESTORS:

                   CAPITAL RESOURCE LENDERS III, L.P.

                   By: Capital Resource Partners III, L.C., its General Partner

                   By: ____________________________________________________
                       Member

                   CRP INVESTMENT PARTNERS III, LLC


                   By: ____________________________________________________
                       Member

                   GLOBAL PRIVATE EQUITY II LIMITED PARTNERSHIP
                   By: Advent International Limited Partnership,
                       General Partner

                         By: Advent International Corporation,
                             General Partner

                              By: _________________________________________


                   GLOBAL PRIVATE EQUITY II LIMITED - EUROPE LIMITED PARTNERSHIP

                   By: Advent International Limited Partnership,
                       General Partner

                         By: Advent International Corporation,
                             General Partner

                             By: __________________________________________


                   GLOBAL PRIVATE EQUITY II - PGGM LIMITED
                   PARTNERSHIP

                         By: Advent International Limited Partnership, General
                             Partner

                             By: Advent International Corporation,
                             General Partner

                             By: __________________________________________


                   ADVENT EURO-ITALIAN DIRECT INVESTMENT
                   PROGRAM LIMITED PARTNERSHIP

                         By: Advent International Limited Partnership,
                             General Partner

                             By: Advent International Corporation,
                             General Partner

                             By: __________________________________________

                   ADVENT PARTNERS LIMITED PARTNERSHIP

                         By: Advent International Limited Partnership,
                             General Partner

                             By: __________________________________________


                   MORGAN STANLEY VENTURE CAPITAL
                   FUND II ANNEX, L.P.

                         By: Morgan Stanley Venture Partners II, L.P.,
                             its General Partner

                             By: Morgan Stanley Venture Capital II, Inc.,
                                 Managing General Partner

                             By: __________________________________________
                                 Name:
                                 Title:
                                 c/o Morgan Stanley Venture
                                 Partners II, L.P.
                                 1221 Avenue of the Americas
                                 New York, NY 10020

                   MORGAN STANLEY VENTURE INVESTORS ANNEX, L.P.

                         By: Morgan Stanley Venture Partners II, L.P., its
                             General Partner

                             By: Morgan Stanley Venture Capital II, Inc.,
                                 Managing General Partner

                             By: __________________________________________
                                 Name:
                                 Title:
                                 c/o Morgan Stanley Venture
                                 Partners II, L.P.
                                 1221 Avenue of the Americas
                                 New York, NY 10020

                   ________________________________________________________
                   Rory J. Cowan
                   281 Fairhaven Road
                   Concord, MA 01742


                   ________________________________________________________
                   Milton Bordwin
                   87 Hillside Road
                   Newton, MA 02461

                   ________________________________________________________
                   Marilyn Brady
                   105 Lexington Road
                   Concord, MA 01742

                   ________________________________________________________
                   Barton L. Faber
                   4339 East Rose Lane
                   Paradise Valley, AZ 85238

                   ________________________________________________________
                   Jeffrey M. Fitzgerald
                   37 Wedgewood Drive
                   Hopkinton, MA 01748

                   FRANKENBERG FAMILY TRUST,
                   ROBERT J. FRANKENBERG TTE,
                   LINDA L. FRANKENBERG, TTE


                   ________________________________________________________
                   c/o Robert J. Frankenberg
                   701 East Sunburst Lane
                   Alpine, UT 84004

                   FLEET BANK, TRUSTEE FOR THE TH&T, LLP,
                   DEFERRED EARNINGS TRUST, F/B/O
                   GEORGE W. LLOYD

                   ________________________________________________________
                   c/o George W. Lloyd
                   Testa, Hurwitz & Thibeault, LLP
                   125 High Street
                   Boston, MA 02110


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                                     - 7 -

                   ________________________________________________________
                   Stephen C. Morris
                   40 Coolidge Road
                   Concord, MA 01742

                   ________________________________________________________
                   IEA Private Investments Ltd
                   c/o China Access Ltd.
                   Attn: Mr. Mark Pu
                   25th Floor Penthouse
                   Prince's Building, Central
                   Hong Kong, China

                   ________________________________________________________
                   Charles M. Sincerbeaux
                   15 Perry Lane
                   Weston, MA 02193

                   ________________________________________________________
                   Paul Kavanagh
                   c/o Archachon
                   Strathmore Road
                   Killiney, Co. Dublin, Ireland

                   ________________________________________________________
                   Kenneth Coleman
                   133 Shaw Road
                   Chestnut Hill, MA 02167

                   COWAN MANCHESTER TRUST DATED 9/22/94

                   By: ____________________________________________________
                       Janet M. Smith, Trustee

                   c/o Rackemann, Sawyer & Brewster
                   One Financial Center
                   Boston, MA 02111

                   COWAN STREAM TRUST DATED 4/21/95

                   By: ____________________________________________________
                       Janet M. Smith, Trustee

                   c/o Rackemann, Sawyer & Brewster
                   One Financial Center
                   Boston, MA 02111

                   CORNERSTONE EQUITY INVESTORS IV, LLC


                   By: ____________________________________________________
                   Name:

                   Title:

                   c/o Michael E. Najjar
                   717 Fifth Avenue, Suite 1100
                   New York, NY 10022

                   ________________________________________________________
                   Michael Najjar
                   c/o Cornerstone Equity Investors IV, L.P.
                   717 Fifth Avenue, Suite 1100
                   New York, NY 10022

                   ________________________________________________________
                   Dana J. O'Brien
                   c/o Cornerstone Equity Investors IV, L.P.
                   717 Fifth Avenue, Suite 1100
                   New York, NY 10022


                   DAKOTA/EGI, LLC

                   By: Dakota Capital Partners, L.L.C.,
                       its Managing Member

                   By: ____________________________________________________
                   Name:
                   Title:

                   c/o Jeffrey Wellek
                   225 West Washington Street, Suite 1600
                   Chicago, IL 60606

                   ________________________________________________________
                   Jeffrey A. Wellek
                   c/o Dakota Capital Partners, L.L.C.
                   225 West Washington Street, Suite 1600
                   Chicago, IL 60606

                   ________________________________________________________
                   Roger O. Jeanty
                   86 Hunting Lane
                   Sherborn, MA 01770

                   ________________________________________________________
                   Steven L. Fingerhood
                   87 Hillside Avenue
                   Mill Valley, CA 94941

                   ________________________________________________________
                   John Arcari

                   ________________________________________________________
                   Rod Dammeyer

                   ________________________________________________________
                   Mark S. Hauser
                   c/o DL Partners, L.P.
                   350 Park Avenue, 14th Floor
                   New York, NY 10022

                   ________________________________________________________
                   Alex McDonnell

                   ________________________________________________________
                   Robert C. Sprung
                   7 Gerry Street
                   Cambridge, MA 02138